UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

APELLIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Logo Apellis P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions Apellis Pharmaceuticals, Inc Annual Meeting of Stockholders For Stockholders of Record as of April 7, 2025 Tuesday, June 3, 2025 9:30 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/APLS for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 9:30 AM, Eastern Time, June 3, 2025. Internet: www.proxypush.com/APLS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-362-4346 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/APLS This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Cedric Francois, Timothy Sullivan and David Watson, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Apellis Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo Apellis Apellis Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 FOR PROPOSALS 2 AND 3; AND FOR HOLDING AN ADVSORY VOTE ON EXECUTIVE COMPENSATION EVERY 1 YEAR IN PROPOSAL 4. PROPOSAL 1. Election of three Class II directors to hold office until the 2028 Annual Meeting of Stockholders; 1.01 A. Sinclair Dunlop #P2# #P2# FOR 1.02 Alec Machiels #P3# #P3# FOR 1.03 Keli Walbert 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 3 To hold an advisory vote to approve the compensation paid to our named executive officers 4 To hold an advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers; and . 5 Transaction of any other business that may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. YOUR VOTE FOR FOR WITHHOLD AGAINST ABSTAIN 1YR 2YR 3YR ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR 1 YEAR You must register to attend the meeting online and/or participate at www.proxydocs.com/APLS Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date